DUNHAM FUNDS

Dunham Loss Averse Equity Income Fund

Class A (DAAVX)

Class C (DCAVX)

Class N (DNAVX)

 Supplement dated March 28, 2013 to the Prospectus dated February 22, 2013 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus

Effective as of the quarter ending March 31, 2013, the quarterly distributions of the Dunham Loss Averse Equity Income Fund (the “Fund”) will consist of all income regardless of whether such income will be treated as return of capital.

Reference is made to the section entitled “Principal Investment Strategies” located on page 20 of the Prospectus and page 2 of the Fund’s Summary Prospectus.  The following information is added to end of this section:

The Fund's distribution policy is to make quarterly distributions to shareholders. All income will be distributed quarterly regardless of whether such income will be treated as return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  For more information about the Fund's distribution policy, please turn to "Distribution Policy and Goals" section in this Prospectus.

Reference is made to the section entitled “Principal Investment Risks” located on page 21 of the Prospectus and page 2 of the Fund’s Summary Prospectus.  The following information is added to the beginning of this section:

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Reference is made to the section entitled “PRINCIPAL INVESTMENT STRATEGIES”, sub-heading “Loss Averse Equity Income Fund” located on page 91 of the Prospectus. The following information is added to the end of this section:

Distribution Policy and Goals:

The Fund's distribution policy is to make quarterly distributions to shareholders. All income will be distributed quarterly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Reference is made to the section entitled “PRINCIPAL INVESTMENT RISKS” located on page 102 of the Prospectus. The table under this section is amended to include “Distribution Policy Risk” as a risk of the Fund.

Reference is made to the section entitled “TAX STATUS, DIVIDENDS AND DISTRIBUTIONS” located on page 150 of the Prospectus. The second sentence of the third paragraph under this section is deleted in its entirety and replaced with the following:

Dividends of all income, regardless of whether such income will be treated as return of capital, if any, will be declared and paid quarterly by the Dunham Loss Averse Equity Income Fund; please refer to the Fund’s “Distribution Policy and Goals” for a detailed description of the Fund’s distribution policy and tax consequences.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 22, 2013, or as subsequently amended, which provide information that you should know about the Dunham Loss Averse Equity Income Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated March 28, 2013